                                                                   EXHIBIT 10(c)


                               NOTICE OF EXERCISE
                       OF OPTION TO PURCHASE COMMON STOCK



TO:      Noise Cancellation Technologies, Inc.
         1025 West Nursery Road
         Linthicum, Maryland 21090
         Telecopy: (410) 636-5989
         Attention: Michael Parrella


         (1) Pursuant to the terms of the Securities Purchase Agreement, dated as of April 8, 1996, by and among Noise Cancellation Technologies, Inc., a Delaware Corporation (the "Company"), and the signatories thereto (the "Agreement"), the undersigned hereby elects to exercise its option (the "Option") to purchase 1,478,571 shares of Common Stock of Noise Cancellation Technologies, Inc., a Delaware corporation (the "Borrower") at a price of $.35 per share, or an aggregate price of $517,500. Capitalized terms used herein and not otherwise defined herein have the respective meanings provided in the Agreement.

         (2) Please issue a certificate or certificates for the number of shares of Common Stock specified above in the name(s) specified immediately below or, if additional space is necessary, on an attachment hereto:

         Kingdon Associates, L.P.
         ----------------------------     -------------------------------------
         Name                             Name

         152 West 57th Street
         ----------------------------     -------------------------------------
         New York, NY 10019
         ----------------------------     -------------------------------------
         Address                          Address

         13-3158769
         ----------------------------     -------------------------------------
         SS or Tax ID Number              SS or Tax ID Number


         (3) If the shares of Common Stock issuable upon exercise of the Option have not been registered under the Securities Act of 1933, as amended (the "Act"), the undersigned represents and warrants that (i) such shares of Common Stock are being acquired for the account of the undersigned for investment, and not with a present view to, or for resale in connection with, the distribution thereof, and that the undersigned has no present intention of distributing or reselling such securities, in each case, other than pursuant to a registration statement under the Act and (ii) the undersigned is an "Accredited Investor" as defined in Regulation D under the Act. The undersigned further agrees that (A) such securities shall not be sold or transferred unless either

(i) they first shall have been registered under the Act and applicable state securities laws or (ii) the Company first shall have been furnished with either
(x) an opinion of legal counsel (in form, substance and scope reasonably satisfactory to the Company) to the effect that such sale or transfer is exempt from the registration requirements of the Act or (y) satisfactory representations from the undersigned that the undersigned may immediately sell all of such securities (to the extent such securities are deemed to have been acquired on the same date) pursuant to Rule 144 under the Act (or a successor thereto) and (B) the Company may place a legend on the certificate(s) for such securities to that effect and place a stop transfer restriction in its records relating to such securities. Nothing in this Notice of Exercise shall limit the Company's obligations under the Registration Rights Agreement and the Agreement.


                                 KINGDON ASSOCIATES, L.P.
                                     By: Kingdon Capital Management Corp.,
                                          its general partner

Date:    August __, 1996               By:
                                          -------------------------------------
                                         Mark Kingdon, President
                                         (must be signed exactly as name
                                         appears in the Note. The signature must
                                         be guaranteed by a member firm of the
                                         New York Stock Exchange or the
                                         National Association of Securities
                                         Dealers or by a commercial bank or
                                         trust having an office in the United
                                         States)




cc:   John B. Horton, Esquire (by telecopier (203) 348-4106)





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



                               NOTICE OF EXERCISE
                       OF OPTION TO PURCHASE COMMON STOCK



TO:      Noise Cancellation Technologies, Inc.
         1025 West Nursery Road
         Linthicum, Maryland 21090
         Telecopy: (410) 636-5989
         Attention: Michael Parrella


         (1) Pursuant to the terms of the Securities Purchase Agreement, dated as of April 8, 1996, by and among Noise Cancellation Technologies, Inc., a Delaware Corporation (the "Company"), and the signatories thereto (the "Agreement"), the undersigned hereby elects to exercise its option (the "Option") to purchase 2,464,285 shares of Common Stock of Noise Cancellation Technologies, Inc., a Delaware corporation (the "Borrower") at a price of $.35 per share, or an aggregate price of $862,500. Capitalized terms used herein and not otherwise defined herein have the respective meanings provided in the Agreement.

         (2) Please issue a certificate or certificates for the number of shares of Common Stock specified above in the name(s) specified immediately below or, if additional space is necessary, on an attachment hereto:

         Kingdon Partners, L.P.
         ------------------------------   -----------------------------------
         Name                             Name

         152 West 57th Street
         ------------------------------   -----------------------------------
         New York, NY 10019
         ------------------------------   -----------------------------------
         Address                          Address

         13-3167187
         ------------------------------   -----------------------------------
         SS or Tax ID Number              SS or Tax ID Number


         (3) If the shares of Common Stock issuable upon exercise of the Option have not been registered under the Securities Act of 1933, as amended (the "Act"), the undersigned represents and warrants that (i) such shares of Common Stock are being acquired for the account of the undersigned for investment, and not with a present view to, or for resale in connection with, the distribution thereof, and that the undersigned has no present intention of distributing or reselling such securities, in each case, other than pursuant to a registration statement under the Act and (ii) the undersigned is an "Accredited Investor" as defined in Regulation D under the Act. The undersigned further agrees that (A) such securities shall not be sold or transferred unless either

(i) they first shall have been registered under the Act and applicable state securities laws or (ii) the Company first shall have been furnished with either
(x) an opinion of legal counsel (in form, substance and scope reasonably satisfactory to the Company) to the effect that such sale or transfer is exempt from the registration requirements of the Act or (y) satisfactory representations from the undersigned that the undersigned may immediately sell all of such securities (to the extent such securities are deemed to have been acquired on the same date) pursuant to Rule 144 under the Act (or a successor thereto) and (B) the Company may place a legend on the certificate(s) for such securities to that effect and place a stop transfer restriction in its records relating to such securities. Nothing in this Notice of Exercise shall limit the Company's obligations under the Registration Rights Agreement and the Agreement.


                             KINGDON PARTNERS, L.P.
                               By: Kingdon Capital Management Corp.,
                                    its general partner

Date:    August __, 1996              By:
                                         --------------------------------
                                         Mark Kingdon, President
                                         (must be signed exactly as name
                                         appears in the Note. The signature must
                                         be guaranteed by a member firm of the
                                         New York Stock Exchange or the
                                         National Association of Securities
                                         Dealers or by a commercial bank or
                                         trust having an office in the United
                                         States)


cc:   John B. Horton, Esquire (by telecopier (203) 348-4106)

                               NOTICE OF EXERCISE
                       OF OPTION TO PURCHASE COMMON STOCK



TO:      Noise Cancellation Technologies, Inc.
         1025 West Nursery Road
         Linthicum, Maryland 21090
         Telecopy: (410) 636-5989
         Attention: Michael Parrella


         (1) Pursuant to the terms of the Securities Purchase Agreement, dated as of April 8, 1996, by and among Noise Cancellation Technologies, Inc., a Delaware Corporation (the "Company"), and the signatories thereto (the "Agreement"), the undersigned hereby elects to exercise its option (the "Option") to purchase 5,914,285 shares of Common Stock of Noise Cancellation Technologies, Inc., a Delaware corporation (the "Borrower") at a price of $.35 per share, or an aggregate price of $2,070,000. Capitalized terms used herein and not otherwise defined herein have the respective meanings provided in the Agreement.

         (2) Please issue a certificate or certificates for the number of shares of Common Stock specified above in the name(s) specified immediately below or, if additional space is necessary, on an attachment hereto:

         M. Kingdon Offshore NV
         -----------------------------    ---------------------------------
         Name                             Name

         152 West 57th Street
         -----------------------------    ---------------------------------
         New York, NY 10019
         -----------------------------    ---------------------------------
         Address                          Address

                 N/A
         -----------------------------    ---------------------------------
         SS or Tax ID Number              SS or Tax ID Number


         (3) If the shares of Common Stock issuable upon exercise of the Option have not been registered under the Securities Act of 1933, as amended (the "Act"), the undersigned represents and warrants that (i) such shares of Common Stock are being acquired for the account of the undersigned for investment, and not with a present view to, or for resale in connection with, the distribution thereof, and that the undersigned has no present intention of distributing or reselling such securities, in each case, other than pursuant to a registration statement under the Act and (ii) the undersigned is an "Accredited Investor" as defined in Regulation D under the Act. The undersigned further agrees that (A) such securities shall not be sold or transferred unless either

(i) they first shall have been registered under the Act and applicable state securities laws or (ii) the Company first shall have been furnished with either
(x) an opinion of legal counsel (in form, substance and scope reasonably satisfactory to the Company) to the effect that such sale or transfer is exempt from the registration requirements of the Act or (y) satisfactory representations from the undersigned that the undersigned may immediately sell all of such securities (to the extent such securities are deemed to have been acquired on the same date) pursuant to Rule 144 under the Act (or a successor thereto) and (B) the Company may place a legend on the certificate(s) for such securities to that effect and place a stop transfer restriction in its records relating to such securities. Nothing in this Notice of Exercise shall limit the Company's obligations under the Registration Rights Agreement and the Agreement.


                              M. KINGDON OFFSHORE NV
                                By: Kingdon Capital Management Corp.,
                                     its investment advisor

Date:    August __, 1996              By:
                                         ----------------------------------
                                         Mark Kingdon, President
                                         (must be signed exactly as name
                                         appears in the Note. The signature must
                                         be guaranteed by a member firm of the
                                         New York Stock Exchange or the
                                         National Association of Securities
                                         Dealers or by a commercial bank or
                                         trust having an office in the United
                                         States)




cc:   John B. Horton, Esquire (by telecopier (203) 348-4106)





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